UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2010

TechniScan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200,
Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 521-0444

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 6, 2010, TechniScan, Inc., a Delaware corporation ( the “Company,” “our” “we” “us”) Kenneth G. Hungerford II (“Hungerford”) purchased a senior secured convertible promissory note (“Note”) from us in the amount of $40,000.  As part of the purchase of the Note, Hungerford received a common stock purchase warrant (“Warrant”) to purchase 14,925 shares of our common stock.   Except as adjusted for the later issuance date, the Note and Warrant have the same material terms as the senior secured convertible promissory notes and the common stock purchase warrants, respectively, we issued pursuant to a Note and Warrant Purchase Agreement and other investment documents in connection with our private debt offering described in our Current Report on Form 8-K filed with the SEC on April 5, 2010, as amended and described in our Current Reports on Form 8-K filed with the SEC on May 14, 2010 and May 25, 2010.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the Note and the Warrant was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an “accredited investor” within the meaning of Rule 501 of Regulation D. The recipient(s) of our securities took them for investment purposes without a view to distribution.  Furthermore, they had access to information concerning our Company and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Note and Warrant Purchase Agreement dated as of March 30, 2010 by and among TechniScan, Inc. and the investors party thereto.	Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010

10.2	Amendment to the Note and Warrant Purchase Agreement by and among TechniScan, Inc. and Biotex Pharma Investments LLC as Lead Investor.	Incorporated by reference to our Form 8-K filed with the SEC on August 4, 2010

10.3	Registration Rights Agreement dated as of March 30, 2010 by and among TechniScan, Inc. and the investors party thereto.	Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010

10.4	Amendment to the Registration Rights Agreement by and among TechniScan, Inc. and the stockholders party thereto.	Incorporated by reference to our Form 8-K filed with the SEC on May 14, 2010.

10.5	Security Agreement dated as of March 30, 2010 by and between TechniScan, Inc. Biotex Pharma Investments LLC as Collateral	Incorporated by reference to our Form 8-K filed with the SEC on

	Agent for the holders of the Senior Secured Convertible Promissory Notes.	April 5, 2010

10.6

Patent, Trademark and Copyright Security Agreement dated March 30, 2010 by and between TechniScan, Inc. and Biotex Pharma Investments LLC as Collateral Agent for the holders of the Senior Secured Convertible Promissory Notes.

Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010

10.7	Form of Senior Secured Convertible Promissory Note of TechniScan, Inc. , as amended.	Incorporated by reference to our Form 8-K filed with the SEC on May 14, 2010.

10.8	Form of Common Stock Purchase Warrant of TechniScan, Inc.	Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

August 12, 2010	By:	Steven K. Passey
Name: Steven K. Passey
Title: Chief Financial Officer

Exhibit Index

Index No.	Identification of Exhibit
10.1	Note and Warrant Purchase Agreement dated as of March 30, 2010 by and among TechniScan, Inc. and the investors party thereto.	Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010

10.2	Amendment to the Note and Warrant Purchase Agreement by and among TechniScan, Inc. and Biotex Pharma Investments LLC as Lead Investor.	Incorporated by reference to our Form 8-K filed with the SEC on August 4, 2010

10.3	Registration Rights Agreement dated as of March 30, 2010 by and among TechniScan, Inc. and the investors party thereto.	Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010

10.4	Amendment to the Registration Rights Agreement by and among TechniScan, Inc. and the stockholders party thereto.	Incorporated by reference to our Form 8-K filed with the SEC on May 14, 2010.

10.5	Security Agreement dated as of March 30, 2010 by and between TechniScan, Inc. Biotex Pharma Investments LLC as Collateral Agent for the holders of the Senior Secured Convertible Promissory Notes.	Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010

10.6

Patent, Trademark and Copyright Security Agreement dated March 30, 2010 by and between TechniScan, Inc. and Biotex Pharma Investments LLC as Collateral Agent for the holders of the Senior Secured Convertible Promissory Notes.

Incorporated by reference to our Form 8-K filed with the SEC on April 5, 2010

10.7	Form of Senior Secured Convertible Promissory Note of TechniScan, Inc. , as amended.	Incorporated by reference to our Form 8-K filed with the SEC on May 14, 2010.

10.8	Form of Common Stock Purchase Warrant of TechniScan, Inc.	Incorporated by reference to our Form 8-K filed with the SEC on May 14, 2010.